EXHIBIT 99.1

Social Reality, Inc. Acquires Steel Media, Secures $25 Million in Financing

Combined Companies Enhance Real-Time Bidding Exchange and Expand Digital Advertising SSP and DSP Offerings

LOS ANGELES, November 3, 2014 – Social Reality, Inc. (OTCBB: SCRI), a leader in automated digital platform technology and social management software for Internet advertising, announced today the acquisition of Steel Media, a privately held company with $10 million in expected 2014 revenues and a 14-year track record of providing display, mobile, video and email advertising inventory to top consumer brands and ad agencies.

Social Reality also announced $25 million in committed financing - a $20 million credit facility provided by Victory Park Capital, a Chicago-based asset management firm focused on middle market debt and equity investments, and $5 million of new equity financing provided by Siskey Capital, LLC and other existing investors.  Social Reality utilized a portion of the credit facility, together with the new equity in order to fund the acquisition of Steel Media, continue expansion of Social Reality’s SSP (supply-side platform) and DSP (demand side platform) offerings sold through its proprietary real-time bidding (RTB) exchange, and to provide a strong capital base for growth, working capital and general corporate purposes. Steel Media leadership has joined Social Reality as an integral part of the newly combined entity; Richard Steel has been named President, and Chad Holsinger will serve as Chief Revenue Officer of Social Reality. Social Reality’s CEO and Co-founder, Christopher Miglino, will continue to lead the company and will run the combined businesses.

“This strategic acquisition of Steel Media is an excellent fit for Social Reality, creating a powerful force in the digital advertising space. Together, our companies offer superior performance and technology for social data and Internet ad buy-and-sell solutions, delivered to agencies and brands by a seasoned and skilled digital sales team. The combined expertise of our two companies will further enhance the quality of our industry-leading technology and service, with faster delivery for our customers. We welcome the Steel Media team to Social Reality, and we look forward to executing on our combined strategic vision,” said Miglino. “We appreciate the tremendous support from Victory Park Capital as our new strategic financing partner, as well as that of our new and long-term financial partners, and we look forward to their contributions as we continue to grow our business. With the enhanced revenues and positive operating cash flow from this acquisition, combined with increased leverage and ability to reach into new markets, Social Reality is well-positioned for long-term growth.”

“Our team is excited to combine forces with Social Reality. Their SRAX technology platform is the go-to digital ad exchange in the industry. Expanding Steel Media’s product offerings for our customers will drive growth within the combined business,” said Steel. “We’re ready to make our mark, providing digital media solutions that are best-in-class, best-in-reach and best-in-speed. Our combined company now has strengths that span the complete digital spectrum.”

The company’s Social Reality Ad Exchange (SRAX) is an SSP that was launched in early 2013 in order to connect online publishers with demand partners and buyers through advanced programmatic technology and RTB integration. The SRAX platform has gained the reputation for making buying and selling of display, video, mobile and in-app advertising an easier and more efficient experience than other digital ad technologies. Its proprietary RTB management platform integrates social information to optimize client results from the DSP and SSP offerings. Social Reality’s GroupAd product offering is a complementary social management and tracking software focused on delivering brand advocacy and customer loyalty via an integrated dashboard, to launch, distribute and optimize social and digital media campaigns.

T.R. Winston & Company, LLC served as exclusive financial advisor to Social Reality in the acquisition of Steel Media, was sole lead arranger for the term loan financing, and served as agent for the equity financing. Social Reality's legal advisors were Sidley Austin LLP and Pearlman Schneider LLP. Steel Media's financial advisor for the transaction was Petsky Prunier Securities and its legal advisor was Lowenstein Sandler LLP. Victory Park Capital’s legal advisor was Katten Muchin Rosenman LLP.

About Social Reality

Founded in 2010, Los Angeles-based Social Reality, Inc. is an Internet advertising company that provides tools that automate the digital advertising market. The company has built technologies and leveraged partner technologies that service social media and the real-time bidding (RTB) markets. For more information, please visit www.socialreality.com www.srax.com  www.groupad.com

About Steel Media

Founded in 1999, Steel Media provides digital ad inventory to all top ten ad agencies, by billing, in the U.S., along with 30 of the Fortune 100 companies, all of whom rely on Steel Media for digital advertising needs. Steel Media provides display, mobile, video and email ad inventory to both brands and ad agencies. The company has technologies in place to dramatically optimize online display, mobile, email and video campaigns in order to increase the effectiveness of client’s ad spends. Steel Media provides brands and ad agencies the ability to deploy, manage, and measure all their digital advertising campaigns in one place. For more information, please visit www.steelmediainc.com.

About Victory Park Capital

Victory Park Capital (VPC) is a privately held registered investment advisor dedicated to alternative investing through the management of private investment funds.  As specialists in credit and private equity investments, VPC focuses on middle market companies across a diversified range of industries.  Whether as a lender or a control investor, VPC seeks to identify opportunities where it believes the potential for reward outweighs the risks entailed.  Founded in 2007, VPC is headquartered in Chicago with additional resources in Los Angeles, New York, San Francisco, Boston and London.

About Siskey Capital LLC

Siskey Capital LLC, is a private merchant bank based in Charlotte, North Carolina. The firm acts as financial partners in assisting emerging companies accomplish their near to long-term goals. Siskey Capital’s participation in any opportunity is primarily partnership driven, using its own capital, while providing extensive financial, structural, growth and risk management expertise. Its founders and principals are strong goal oriented experts that have over three decades of successful merchant banking, venture capital, international business and entrepreneurial backgrounds.

Forward-Looking Statements

This press release contains forward-looking statements. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding: (i) our business; (ii) the transaction with Steel Media, including expected benefits, opportunities, synergies, financing, results and the impact on revenue, adjusted operating earnings, EBITDA, shareholder value, and the impact on our financial profile; (iii) expectations about the combined company; (iv) SCRI's intentions to provide further guidance and its intention to name the current Steel Media executives who will be joining SCRI's leadership team; (v) expectations for the Steel Media commercial platform and our entry into a segment important for future growth; (vi) our belief that this is a transformative transaction that propels us into a profitable, multi-product company positioned for continued revenue, and operating income growth, further diversification and shareholder value creation; (vii) expectations regarding  future acquisitions; (viii) beliefs about the commercial platform and the strategic fit of Steel Media; (ix) our plans to expand our portfolio through the in-license or purchase of additional products or companies; and (x) our goal of bringing to the market services and products that provide clear benefits and improve our customers’ businesses, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Statements about SCRI's or Steel Media's past financial results do not, and are not meant to, predict future results. Social Reality can provide no assurance that such results and performance will continue.

Risks and uncertainties include, among others: (1) the possibility that we may not realize the expected benefits, synergies and opportunities anticipated in connection with the transaction, including the anticipated revenue and cost synergies, and continuing revenue growth, (2) the challenges of integrating the Steel Media commercial team with Social Reality, (3) the impact on sales from competitive pricing, and sales and marketing initiatives, (4) liabilities we assume from Steel Media that may be higher than expected, (5) the possibility that sales will not meet expectations as a result of current and future competition, (6) in connection with the Steel Media acquisition, we will incur a substantial amount of indebtedness and will have to comply with restrictive and affirmative debt covenants, (7) the expectation that we will need to raise additional capital from the sale of our common stock, which will cause significant dilution to our stockholders, in order to satisfy our contractual obligations, including our debt service, earn out payments that may become payable to Steel Media’s stockholder or in order to pursue business development activities, (8) due to the Steel Media transaction, we will be highly leveraged and have limited cash and cash equivalent resources which may limit our ability to take advantage of attractive business development opportunities and execute on our strategic plan, (9) our ability to execute on our long-term strategic plan or to realize the expected results from our long-term strategic plan, (10) our patents and proprietary rights both in the U.S. and outside the U.S. (including those that we acquire from the acquisition of Steel Media), (11) other risks identified in our filings with the U.S. Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q and subsequent filings with the SEC. Any of the above risks and uncertainties could materially and adversely affect our results of operations, our profitability and our cash flows, which would, in turn, have a significant and adverse impact on our stock price. Use of the term "including" in the two paragraphs above shall mean in each case "including, but not limited to." We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Laura Knapp

Social Reality Inc.

Socialreality.com

317-379-3371

4